LONG-TERM DEBT AND NOTE RECEIVABLE FROM PARENT (Tables)	9 Months Ended
Sep. 30, 2020
LONG-TERM DEBT AND NOTE RECEIVABLE FROM PARENT
Schedule of long term debt

Long-term debt is comprised of the following (in thousands):

	September 30,	December 31,
	2020	2019
$300.0 million term loan, Libor + 12.0% (floor 1.0%), interest only due October 4, 2023	$300,000	$—
Less: Deferred financing costs	(7,109)	—
Less: Unamortized discount	(10,815)	—
Total debt, net of unamortized discounts and debt issuance costs	282,076	—
Less current portion	—	—
Long-term portion	$282,076	$—